1933 Act File No. 2-10822
                                                     1940 Act File No. 811-00515
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

         Pre-Effective Amendment No.                                   [ ]
         Post-Effective Amendment No.  54                              [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

         Amendment No. 55
                        (Check appropriate box or boxes)

                           THE WALL STREET FUND, INC.
               (Exact name of registrant as specified in charter)

                    230 Park Avenue, New York, New York 10169
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 856-8200

                           Robert P. Morse, President
                           The Wall Street Fund, Inc.
                                 230 Park Avenue
                            New York, New York 10169
                     (Name and address of Agent for Service)

     Approximate Date of Proposed Public Offering ................. May 1, 1999

It is proposed that this filing will become effective (check appropriate box)
         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on May 1, 1999 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 1, 1999                                                                       TABLE OF CONTENTS
                                                                                                                    Page

THE
WALL                                                         Investment Objective and Policies........................2
STREET
FUND, INC.
                                                             Risk Factors.............................................3


                                                             Past Performance.........................................5

INVESTMENT ADVISER:
Wall Street Management Corporation                           Fees & Expenses..........................................6
New York, New York

DISTRIBUTED BY:                                              How to Purchase Shares...................................6
Wall Street Management Corporation
New York, New York
                                                             How to Redeem Shares.....................................8


                                                             Conducting Business With the Fund........................8


                                                             Additional Policies About Transactions...................8


                                                             Shareholder Services....................................10


                                                             How Share Price is Determined...........................11


                                                             Management of the Fund..................................11


                                                             Dividends, Distributions and Their Taxation.............12


                                                             Dealer Compensation.....................................13


                                                             Additional Policies.....................................14


                                                             Financial Highlights....................................14


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                       INVESTMENT OBJECTIVE AND POLICIES

The Wall Street Fund, Inc.'s (the "Fund") primary investment objective is to produce growth of capital by investing principally in a diversified portfolio of common stocks considered by Wall Street Management Corporation (the "Adviser" or "WSMC") to offer prospects of sustained growth in value. The Fund may also hold foreign securities, convertible securities, preferred stocks, U.S. government securities and corporate bonds as deemed by the Adviser. Realization of current income through the receipt of interest or dividends from investments is a secondary objective, although receipt of income may accompany capital appreciation. The Fund seeks to achieve its secondary objective of income generation through selection of dividend-paying and convertible securities. There can be no assurance that the Fund's investment objectives will be achieved.

Investments in general will be made in securities of companies which have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded. Common stock investments may be traded on listed securities exchanges or over the counter without restriction. There is no restriction as to the size of businesses invested in, but the investment adviser intends to maintain a growth-oriented style of investing in a portfolio mixture of small, medium and large size companies, subject to the Fund's investment restrictions and diversification status.

Analytical emphasis is focused on financial ratios such as pre-tax margins, return on equity and cash flow which are actually or expected to be superior to those of the average company. While price earnings ratios are important valuation criteria, there is no limitation or emphasis on high or low P/E stocks. In the opinion of the investment adviser, P/E ratios are important in relationship to the aforementioned financial ratios. In addition, the Fund selects convertible securities based on future growth potential and high current income at the time of purchase.

In practical application, the Fund attempts to attain its investment objectives by relying on three fundamental practices:

     o Careful selection of securities - based on the performance and position of individual companies and their industries relative to alternative investments.

     o Broad diversification among industries and their companies - fundamental to spreading the risk that is inherent in any single investment while recognizing that such risk cannot be eliminated.

     o Continuous scrutiny of investments - realization of security values depends upon many factors, including timing, trends of the market, and the economy.

TEMPORARY INVESTMENTS. The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the Fund may be unable to pursue its investment goal because it may not invest or may invest less in securities of companies that the manager believes are undervalued in the marketplace relative to underlying asset values.

                                  RISK FACTORS

The Fund is not designed to offer a complete or balanced investment program and is not suitable for all investors. Common stocks fluctuate in price. This means that the value of your investment in the Fund will go up and down and you could lose money over short or extended periods of time. The Adviser in order to help achieve diversification of risk, rarely makes investments of more than 3% of the Fund's net asset value at cost in any one security.

STOCKS. While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SMALLER  COMPANIES.  Historically,  smaller  company  securities  have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN SECURITIES. Securities of companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund. Investments in American Depositary Receipts or "ADRs" also involve some or all of the following risks.

Country. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the Fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The Fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

Currency. Many of the Fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

Euro. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Year 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's Adviser considers. The Fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Adviser, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The Adviser will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The Adviser, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the price of the Fund's shares and the Fund's performance.

The Fund's Adviser and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its Adviser may have no control.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

                                PAST PERFORMANCE

The two tables below show the Fund's annual returns and its long-term performance. The bar chart shows how the Fund's return has changed from year to year. The second table shows how the Fund's average annual returns for certain periods compare with those of the Russell 2000 Index, a widely recognized index of small stock performance. The bar chart does not reflect sales charges. If it did, returns would be lower. Both tables assume that all dividends and capital gain distributions have been reinvested in new shares of the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                [OBJECT OMITTED]

         Best Quarter Q4 `98 = 36.07%
         Worst Quarter Q3 `90= (28.23)%

                               Average Annual Total Return as of December 31, 1998
                                      1 Year             5 Years            10 Years            Life of Fund+
                                      ------             -------            --------            ------------
Fund                                  26.14%             12.26%              12.55%                 8.93%
Russell 2000 Index*                  (2.25)%             10.28%              11.08%                  N/A

+ The Fund was launched on December 23, 1945.
* Source: Frank Russell Company. The Russell 2000 Index measures the performances of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index itself measures the performance of the 3,000 largest U.S. companies or 98% of the U.S. equity market.



                                 FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         Shareholder Fees (fees paid directly from your investment)
              Maximum Sales Charge (Load) Imposed on Purchases                                   4.00%

         Annual Fund Operation Expenses (expenses that are deducted from Fund assets)
              Management Fees                                                                    0.75%
              Distribution [and/or Service] (12b-1) Fees                                         None
              Other Expenses                                                                     1.14%
                   Total Annual Fund Operating Expenses                                          1.89%

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year            3 Years           5 Years        10 Years
    ------            -------           -------        --------
     $584               $970            $1,380          $2,523



                             HOW TO PURCHASE SHARES

There are no redemption or Rule 12b-1 distribution charges. You do pay a sales commission when you buy shares of the Fund. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may also charge you a fee.

Minimum Initial Investment

You may open a Fund account in the following amounts:

o        $2,000 or more for most accounts
o        $500 or more for payroll deduction arrangements

Minimum Additional Investment

You may add to your Fund account at any time in the following amounts:

o        $100 or more for purchases by mail

Sales Charges

A sales charge will be imposed on the purchase of your shares of the Fund as follows:

                                                           Sales Charge as Percentage    Sales Charge as Percentage
Amount of Purchase                                           of the Offering Price       of the Net Amount Invested
Less than $100,000                                                    4.00%                         4.17%
$100,000 or more but less than $175,000                               3.00                          3.09
$175,000 or more, but less than $250,000                              2.00                          2.04
$250,000 or more, but less than $500,000                              1.00                          1.01
$500,000 and over                                                     0.00                          0.00

Sales Charge Reductions and Waivers

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

Quantity Discounts. We offer several ways for you to combine your purchases in the Fund to take advantage of the lower sales charges for large purchases.

     o Cumulative Quantity Discount - lets you combine all of your share purchases in the Fund for purposes of calculating the sales charge. Certain company and retirement plan accounts may also be included.

     o Letter of Intent - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your letter of intent.

Waivers for Certain Investors. Shares also may be purchased without an initial sales charge by the following individuals and institutions:

     o employees and other associated persons or entities of the Adviser or of certain dealers
     o any trust, pension or profit-sharing or other benefit plan for employees and other associated persons or entities of the Adviser or of certain brokers or dealers

     o    investment advisory clients of Morse, Williams & Co., Inc.



                              HOW TO REDEEM SHARES

You may withdraw from your Fund account at any time in the following amounts:

o        any amount for redemptions requested by mail
o        $200 or more for redemptions by Automatic Withdrawal Plan


                        CONDUCTING BUSINESS WITH THE FUND
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                How to                       How to                       How to Redeem or Sell
By Mail                         Open an Account              Add to an Account            Shares
------------------------------- ---------------------------- ---------------------------- ----------------------------
The Wall Street  Fund,  Inc.,   Complete  and sign the       Make your check ($100        In a letter, include the
c/o American  Data  Services,   application  which           minimum) payable to The      genuine signature of each
Inc., 150 Motor  Parkway,       accompanies this             Wall Street Fund, Inc.,      registered owner (exactly
Suite 109, Hauppauge, NY        Prospectus.  Your  initial   c/o American Data            as registered), the name
11788                           investment must meet the     Services, Inc., 150 Motor    of each account owner, the
                                minimum amount. Make your    Parkway, Suite 109,          account number and the
                                check payable to The Wall    Hauppauge, NY  11788.        number of shares or the
                                Street Fund, Inc., c/o       Always identify your         dollar amount to be
                                American Data Services,      account number or include    redeemed.  A proper
                                Inc., 150 Motor Parkway,     the detachable reminder      signature guarantee from a
                                Suite 109, Hauppauge, NY     stub (from your              financial institution is
                                11788.                       confirmation statement).     also required.  We will
                                                                                          send funds only to the
                                                                                          address of record.
------------------------------- ---------------------------- ---------------------------- ----------------------------

                     ADDITIONAL POLICIES ABOUT TRANSACTIONS

We will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve systems. We cannot process transaction requests that are not complete and in good order. Call us if you have any questions about these procedures.

Purchases - We may reject purchase orders when not accompanied by payment or when we believe such rejection is in the best interest of the Fund and its shareholders. At any time, we may waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of the Fund's special investment programs. At our discretion, we may accept individual stocks as payment for Fund shares, if the Fund's Adviser believes such stocks are appropriate for the Fund's portfolio.

Redemptions - We will try to send redemption proceeds, as instructed, as soon as practicable after we have received your redemption request directly or through your securities dealer. For a repurchase through your securities dealer, we will make payment to such securities dealer. In any event, we will send proceeds by the seventh calendar day after we receive your request in good order. We must receive an endorsed share certificate where a certificate has been issued. We cannot accept requests that contain special conditions or an effective date other than as described in this prospectus.

For your protection, your direct redemption request must be in writing. The request must be signed by each owner listed on the account, and all signatures must be guaranteed (see "Signature Guarantees" below). For redemption through a securities dealer, a stock power with signatures guarantee is required.

If you request a redemption within 15 days of the date of purchase, we will delay sending your proceeds until we are certain that we have collected unconditional payment in federal funds for the purchase of the shares being redeemed, or until 15 days from the date of purchase.

When the New York Stock Exchange is closed or under emergency circumstances as determined by the Securities and Exchange Commission, we may suspend your right to redeem shares or postpone the date of payment beyond the normal seven-day period. Also, under certain circumstances, we reserve the right to pay redemption proceeds with portfolio securities owned by the Fund. If you receive securities instead of cash, you may incur brokerage costs when converting into cash.

We reserve the right to request additional documentation which we believe is necessary to insure that a redemption is genuine. For your protection, redemption instructions can only be changed by filing with us new instructions on a form obtainable from us. The form must be properly signed with signature(s) guaranteed.

Signature Guarantees - For your protection, we require a guaranteed signature for direct redemptions or those made by securities dealers on your behalf.
You can have your signature guaranteed at a:
     o        bank
     o        savings association
     o        trust company
     o        broker/dealer
     o        credit union (if authorized under state law)
     o        securities exchange/association
     o        clearing agency

Please note that a notary public cannot provide a signature guarantee.

We may waive these requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.

Corporations, Trusts and Other Entities - Additional documentation is normally required in the case of corporations, fiduciaries and others who hold shares in a representative or nominee capacity. Such documentation may include certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations. For authorization of redemptions by a corporation, it will also be necessary to have an appropriate certified copy of resolutions on file with the Fund. Your redemption will not become effective until we have received all documents in the form required. It is your responsibility as the shareholder to maintain such documentation on file and in a current status. If you have questions concerning redemption requirements, please write or telephone us well ahead of an anticipated redemption in order to avoid any possible delay.

All Telephone Services - During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens you should contact us by mail or telegraph.

Automatic Withdrawal Plan - To participate in this service, you must own a total of $15,000 or more of shares of the Fund and your dividends and capital gains distributions must be reinvested in additional shares of the Fund without a sales charge. Under the automatic withdrawal plan, you will receive a fixed amount on either a monthly, quarterly or other designated time period from redemptions of the Fund. A minimal withdrawal amount of $200 has been established by the Fund. Under all withdrawal programs, if your shares are liquidated in excess of dividends and distributions reinvested in your account, your account will decrease and may be exhausted, particularly during a period of declining share values.

You may revoke or change your automatic withdrawal plan or redeem all of your remaining shares at any time. We will continue withdrawal payments until your shares are gone or until the Fund or you cancel the plan by written notice to the other.



                              SHAREHOLDER SERVICES

The following  services are also  available to  shareholders  through the Fund's
Adviser:

     o    Uniform Transfers (Gifts) to Minors accounts

     o    Accounts for corporations or partnerships

     o    Sub-Accounting   Services  for  Keogh  and   corporate  tax  qualified
          retirement plans, as well as certain other investors who must maintain separate participant accounting records.

     o Prototype Retirement Plans suitable for the self-employed, including sole proprietors, partnerships and corporations.

     o    Traditional IRA

     o    Roth IRA

     o    Educational IRA

     o    Simplified Employee Pensions (SEPs)



                          HOW SHARE PRICE IS DETERMINED

Shares of the Fund are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received in good order.

The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time) except:

     o    days on which the New York Stock Exchange, Inc. is closed for trading;
     o days on which changes in the value of portfolio securities will not materially affect the net asset value; and
     o days during which no purchase or redemption order is received by the Fund;.

The per share calculation is made by subtracting from the Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

Each security owned by the Fund that is listed on an Exchange is valued at its last sale price on that Exchange on the date as of which assets are valued. Where the security is listed on more than one Exchange, the Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the last current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors.

Trading in foreign securities markets is generally completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Fund will be determined as of such times for purposes of determining the net asset value of the Fund. If events which materially affect the value of foreign securities occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above.



                             MANAGEMENT OF THE FUND

The Fund's investment adviser and principal underwriter, WSMC located at 230 Park Avenue, New York, NY 10169, was founded in 1954. Together the Adviser and its affiliates manage over $500 million assets consisting of approximately $300 million in institutional accounts and approximately $200 million for high net worth individuals. The Adviser provides research, statistical, advisory and managerial services to the Fund in return for an advisory fee paid monthly.

The person responsible for the Fund's management is Robert P. Morse, President and Sole Director of the Adviser. Mr. Morse has been responsible for the day to day management of the Fund since 1984 and has more than thirty (30) years experience in the investment business with an extensive background in both domestic and international equity and fixed-income markets. Mr. Morse is a co-founder of Morse, Williams & Company, a broker-dealer established in 1981. In addition to his responsibilities as President and portfolio management, Mr. Morse serves as the Firm's chief investment strategist. Prior to founding Morse, Williams & Company and managing the Fund, Mr. Morse was a divisional vice-president at American Express and a partner at William G. Campbell & Co.

As compensation for all the foregoing services, the Fund pays the Adviser a fee at the annual rate of 3/4 of one percent (0.75%) of the first $125 million, 5/8 of one percent (6.25%) of the next $75 million and 1/2 of 1% (.50%) for amounts in excess over $200 million of its average daily net assets. The advisory fee paid for 1998 as a percentage of average net assets was 0.75%.



                   DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

The Fund pays its shareholders distributions from its net investment income and from any net capital gains that it has realized on the sale of securities. Each of these distributions will be declared annually on or before December 31. Your distributions will be reinvested automatically in additional shares of the Fund, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. There are no fees or sales charges on reinvestments.

Dividends from net investment income or net short-term gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. Whether paid in cash or additional shares of the Fund, and regardless of the length of time Fund shares have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends-received deduction for corporations. Fund distributions will generally also be subject to state and municipal tax. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before a record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. If the Fund invests more than 50% of its assets in foreign securities, any foreign taxes paid by the Fund may be passed through to you as a foreign tax credit.

Distributions declared in October, November or December and made payable to shareholders of record in such a month are deemed to have been received by shareholders on December 31 of such year, so long as the distributions are actually paid before February 1 of the following year. You will be notified each January as to the federal tax status of distributions paid by the Fund. Such distributions may also be subject to state and local taxes.

Taxes on Transactions - A redemption of Fund shares is a taxable event for federal income tax purposes. When you sell your shares of the Fund, you may have a capital gain or loss. The individual tax rate on any gain from a sale of your shares depends on how long you have held your shares. Any loss incurred on a sale of the Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of capital gains received with respect to such shares. Starting January 1, 2001, you may be eligible for special lower capital gain rates on sales of securities held for more than five years. You may also be subject to state and municipal taxes on such exchanges and redemptions. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Dividends-Received Deduction for Corporations - If you are a corporate shareholder, you should note that some portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The Fund will send to shareholders a statement each year advising the amount of the dividend income which qualifies for such treatment.

Withholding - In order to avoid backup withholding, you must certify on your application, or on a separate form supplied by the Fund, that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding. Otherwise, the Fund is required by federal law to withhold 31% of reportable payments (which may include income dividends, capital gains distributions and redemptions) paid to you.



DEALER COMPENSATION

Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by WSMC, the Distributor, from sales charges and its other resources.

                                 Commission (%)
Investment under $100,000                         3.75
$100,000 but under $175,000                       2.75
$175,000 but under $250,000                       1.75
$250,000 but under $500,000                       0.75
$500,000 and over                                 0.00

                               Additional policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

o        The Fund may refuse any order to purchase shares.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o You may only buy shares eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right to make payments in securities or other assets of the Fund, in the case of an emergency or if payment by check would be harmful to existing shareholders.
o To permit investors to obtain the current price, brokers or dealers are responsible for transmitting all orders to the Fund promptly.



                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout each period)

                                                            Year Ended December 31,
                                              1998       1997       1996       1995       1994
Net asset value, beginning of period         $7.34      $7.96      $8.19      $7.42      $8.03

Income from investment operations
Net investment income (loss)                 (0.11)     (0.08)     (0.06)     (0.03)     (0.02)
Net realized and unrealized gains
(losses) on investments                       2.39      (0.13)      0.98       2.60      (0.38)
Total from investment operations              2.28      (0.21)      0.92       2.57      (0.40)

Less distributions
Dividends from net investment income          0.00       0.00       0.00       0.00       0.00
Distribution from realized gains
from security transactions                   (0.23)     (0.41)     (1.15)     (1.80)     (0.21)
Return of capital distribution                0.00       0.00       0.00       0.00       0.00
Total distributions                          (0.23)     (0.41)     (1.15)     (1.80)     (0.21)

Net asset value, end of period               $9.39      $7.34      $7.96      $8.19      $7.42

Total return**                               31.40%     (2.37%)    11.45%     36.50%     (4.86%)

Ratios/supplemental data
Net assets, end of period (in 000's)        18,319     15,577     15,939     14,383     11,080
Ratio of expenses to average net assets       1.89%      1.82%      1.84%      2.02%      2.12%
Ratio of expenses to average net assets,
net of reimbursement                          1.89%      1.82%      1.82%      1.90%      1.96%
Ratio of net investment income (loss)
to average net assets                        (1.33%)    (0.96%)    (0.70%)    (0.50%)    (0.47%)
Ratio of net investment income (loss) to
average net assets, net of reimbursement     (1.33%)    (0.96%)    (0.68%)    (0.38%)    (0.31%)
Portfolio turnover rate                     165.84%    121.12%    142.11%    143.27%     89.01%

**Excluding Sales Charge

                                                                 THE WALL
                                                                 STREET
                                                                 FUND, INC.

     ADDITIONAL INFORMATION
                                                       Prospectus
                                                       May 1, 1999
                                                       -------------------------
The Statement of Additional Information (SAI)          A diversified mutual fund
contains  additional  information                      that invests in common
about  the  Fund  and  is   incorporated   by          stocks of growth-oriented
reference  into this  Prospectus.  The Fund's          companies.
annual    and    semi-annual    reports    to
shareholders  contain additional  information
about the Fund's  investments.  In the Fund's
annual report,  you will find a discussion of
the   market    conditions   and   investment
strategies  that  significantly  affected the
Fund's performance during its last fiscal year.

You may obtain a free copy of these documents
by calling,  writing or e-mailing the Fund as
shown below.  You also may call the toll free
number   given   below   to   request   other
information   about  the  Fund  and  to  make
shareholder inquiries.

You may  review  and copy  the SAI and  other
information  about the Fund by  visiting  the
Securities and Exchange  Commission's  Public
Reference    Room    in    Washington,     DC
(1-800-SEC-0330)    or   by   visiting    the
Commission's       Internet      site      at
http://www.sec.gov.     Copies     of    this
information   also  may  be  obtained,   upon
payment of a  duplicating  fee, by writing to
the   Public   Reference   Section   of   the
Commission, Washington, DC 20549-6009.

                THE WALL STREET FUND, INC.
                      230 Park Avenue
                    New York, NY 10169
                      (212) 856-8250
                      1-800-443-4693
             http://www.thewallstreetfund.com
            e-mail: mrl@thewallstreet fund.com


811-515

                            THE WALL STREET FUND, INC

                       STATEMENT OF ADDITIONAL INFORMATION

                    230 Park Avenue, New York, New York 10169
                            Telephone: (212) 856-8250
                                 (800) 443-4693

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of The Wall Street Fund, Inc. (the "Fund"), dated May 1, 1999. The Prospectus may be obtained by writing to the above address or by calling the above phone number.

      The date of this Statement of Additional Information is May 1, 1999.

                                TABLE OF CONTENTS
                                                                          Page

INVESTMENT OBJECTIVES AND POLICIES..........................................2

RISKS.......................................................................5

INVESTMENT RESTRICTIONS.....................................................7

MANAGEMENT OF THE FUND......................................................9

PRINCIPAL HOLDERS OF SECURITIES.............................................11

portfolio transactions......................................................11

TAX STATUS..................................................................13

UNDERWRITER.................................................................15

PURCHASE AND REDEMPTION SERVICES............................................16

SHARE PURCHASES.............................................................16

REDEMPTION OF SHARES........................................................19

PERFORMANCE MEASURES........................................................21

CALCULATION OF TOTAL RETURN.................................................22

HOLIDAYS....................................................................22

Investment AdvisorY and other services......................................23

GENERAL INFORMATION.........................................................26

FINANCIAL STATEMENTS........................................................26

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund is a diversified open-end, management investment company. In order to achieve the "growth of capital" stated as the primary investment objective in the section of the Prospectus entitled "Investment Objective and Policies," the management of the Fund looks for undervalued investments in economic areas experiencing lasting growth, i.e., those that are inefficiently priced and have outstanding characteristics relative to alternative investments. Further, the companies whose stocks are purchased must, whether small or large, be quality companies run by able and motivated management teams, have sustainable earnings growth, appropriate dividend policies, minimal or moderate debt, and valuable products or services. Also, such financial ratios as superior profit margins, return on equity, and cash flow are essential criteria. Growth characteristics of the Fund's portfolio of investments are vital to meet the Fund's primary investment objective. So is the ability to control risk. Accordingly, prudent portfolio diversification is stressed. Seldom is more than 3% of the Fund's net asset value invested at cost in any one security.

Investment Policies. It is the investment policy of the Fund to invest in common stocks, convertible securities, preferred stocks, corporate bonds and securities of the United States Government or its agencies without restrictions as to the proportions of its assets invested in any type of security, subject to its investment restrictions and diversification status. However, the Fund may invest more or less broadly than as stated above, including acquisition of debt securities, i.e. corporate bonds, convertible bonds and convertible preferreds. The Fund will purchase corporate bonds rated no lower than investment grade, BBB by Standard & Poor's Corporation and Baa by Moody's Investment Services, Inc.. Investment grade bonds possess some speculative characteristics. The Fund may also purchase unrated bonds when in the opinion of the investment adviser such investments are of comparable quality. Investments in general will be made in securities of companies which have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded. Common stock investments may be traded on listed securities exchanges or over the counter without restriction. There is no restriction as to the size of businesses invested in, but the investment adviser intends to maintain an investment portfolio mixture of small, medium and large size companies, subject to the Fund's investment restrictions and diversification status.

Equity securities. Generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

Corporate Bonds. Represent an obligation of the corporate issuer to repay a loan of money to it, and generally, provides for the payment of interest. A corporate bond or debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding bonds before it declares and pays any dividend to holders of its equity securities. Bonds and other debt securities, such as notes, debentures, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of corporate bonds and other debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of a bond generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

Convertible securities. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Foreign securities. The Fund may invest in foreign securities if these investments are consistent with the Fund's investment goal. The Fund may buy sponsored or unsponsored American Depositary Receipts (ADRs). ADRs are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. Please see "Risks - Foreign securities risk" for more information.

American Depositary Receipts (ADRs). Many securities of foreign issuers are represented by ADRs. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use in securities markets outside the U.S. Please see "Risks - American Depositary Receipts risk" for more information.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

ADRs may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of an ADR. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the ADR.

Temporary investments. In anticipation of and during temporary defensive periods or when investments of the type in which the Fund intends to invest are not available at prices that the manager believes are attractive, the Fund may invest up to 100% of its total assets in: (1) securities of the U.S. government and certain of its agencies and instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees that are supported by the full faith and credit of the U.S. government; (2) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association); (3) bank obligations, including negotiable or non-negotiable CDs (subject to the 10% aggregate limit on the fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by these types of obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless these types of obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (4) commercial paper considered by the manager to be of high quality, which must be rated within the two highest rating categories by S&P or Moody's or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by the manager to be high grade or that are rated within the two highest rating categories by S&P or Moody's; and (6) money market funds.



                                      RISKS

There is no assurance that the Fund will meet its investment objectives. Investments in securities that have potential to increase in value may be subject to a greater degree of risk and may be more volatile than other types of investments.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock market as a whole.

Foreign securities risk. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in ADRs also involve some or all of the risks described below.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Currency risk. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

Euro risk. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

While the implementation of the euro could have a negative effect on the Fund, the Fund's Adviser and its other services providers are taking steps they believe are reasonably designed to address the euro issue.

American Depositary Receipts (ADR) risk. ADRs reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Interest rate risk. To the extent the Fund invests in bonds or other debt securities, changes in interest rates will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.



                             INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies which may not be changed without the vote of a majority of the Fund's outstanding voting securities. Pursuant to such policies, the Fund may not:

1. Invest more than 5% of its total assets (at the time of purchase) in any issuer (other than the U.S. Government, its agencies and instrumentalities).

2. Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities of any such issuer.

3. Concentrate more than 25% of the value of its assets in any one industry or any small group of related industries.

4. Invest in other companies for the purpose of exercising control or management.

5. Purchase or sell real estate or real estate mortgage loans; provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

6.       Purchase or sell commodities or commodity contracts.

7. Make loans to other persons; provided that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

8. Underwrite the securities of other issuers except insofar as the Fund may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in selling portfolio securities.

9. Invest in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years' continuing operation.

10. Purchase securities on margin (except for short-term credit necessary for clearance of portfolio transactions) or sell securities short or write, sell or buy puts or calls, or any combination thereof.

11. Purchase the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers' commissions.

12. Purchase or hold securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company.

13. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only to an amount not exceeding 5% of the cost value of all its assets and for a period not exceeding 60 days.

14. Pledge, mortgage or hypothecate its assets taken at market to an extent greater than 15% of its gross assets taken at cost.

15. Permit its officers or directors or the officers or directors of its investment adviser to take long or short trading positions in Shares.

16.      Issue senior securities.



                             MANAGEMENT OF THE FUND

The property, business and affairs of the Fund are managed by a Board of Directors that currently consists of four (4) members. In addition, the day-to-day operation of the Fund is directed by the Fund's officers with oversight by the Board. The names, ages, addresses and information as to their principal business occupations during the last five years for each director and officer is set forth below in alphabetical order.

                                                                                   Principal Occupations
                                                 Positions Held                     for Last Five Years
          Name and Address (Age)                    With Fund                     and Other Directorships
------------------------------------------- -------------------------- -----------------------------------------------
Michael R. Linburn  (65)                    Vice President             Director of Marketing, Morse, Williams & Co.,
230 Park Avenue                                                        Inc., a broker-dealer affiliate of the Fund,
New York, NY  10169                                                    since 1992.

Clifton H.W. Maloney  (61)                  Director                   President, C.H.W. Maloney & Co., Inc., an
Suite 2010                                                             investment banking firm, since 1981;
708 Third Avenue                                                       Director, Chromium Industries, Inc., and
New York, NY 10017                                                     Liberty Pittsburgh Systems, Inc.


Michael Miola (46)                          Secretary/Treasurer        President, American Data Services, Inc., a
150 Motor Parkway                                                      mutual fund administrator since 1984;
Hauppauge, NY 11788                                                    Chairman, ADS Distributors, Inc., a brokerage
                                                                       firm since 1997.

B-9

                                                                                  Principal Occupations
                                                 Positions Held                     for Last Five Years
          Name and Address (Age)                    With Fund                     and Other Directorships
------------------------------------------- -------------------------- -----------------------------------------------

Robert P. Morse*  (53)                      Chairman, President and    President and a Director, Morse Williams &
230 Park Avenue                             Director                   Co., Inc., investment counselors, a
New York, NY  10169                                                    broker-dealer affliate of the Fund, since
                                                                       1981; President and sole Director of Wall
                                                                       Street Management Corporation ("WSMC")
                                                                       since 1984 and Morse Williams Holding Co.,
                                                                       Inc. since 1986.

Jian H. Wang  (35)                          Vice President             Senior Trader, Morse, Williams & Co., Inc., a
230 Park Avenue                                                        broker-dealer affiliate of the Fund, since
New York, NY  10169                                                    1998.

Sharon A. Queeney  (56)                     Director                   President, Queeney Enterprises since 1988, a
2175 Ibis Isle                                                         marketing/media production company.
Palm Beach, FL  33480

Harlan K. Ullman, Ph.D.  (58)               Director                   Chairman, Killoven Group, a consulting firm;
1245 29th Street, N.W.                                                 Senior Fellow, The Center for Naval Analyses;
Washington, DC  20007                                                  Senior Associate, of Center for Strategic and
                                                                       International Studies, since 1987.

Edward F. McCann*  (54)                     Director                   President, Enterprise Resolution, Inc. since
293 Boston Post Road                                                   1998; Managing Director, Advest Investment
Weston, MA  02493                                                      Banking 1997-1998; Principal, Investment
                                                                       Banking, Hambrecht and Quist 1989-1997.

*Denotes a director who is an "interested person" as that term is defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

Set forth below is a Compensation Table listing, for each director, the aggregate compensation received from the Fund for the calendar year ended December 31, 1998. The Fund has no bonus, profit sharing, or retirement plans.

                               COMPENSATION TABLE

                                                                                         Total Compensation Received
Director                                                                                          From Fund
--------------------------------------------------------------------------------- ----------------------------------
Clifton H.W. Maloney............................................................                   $6,000
Robert P. Morse.................................................................                   $6,000


B-10

Sharon A. Queeney...............................................................                   $6,000
Harlan K. Ullman................................................................                   $6,000

In addition, the Fund's Directors were reimbursed for expenses of $4,220 in connection with the four Board Meetings held during the year. The Fund makes no payments of salary to any officer in such capacity.

As of February 8, 1999, all officers and directors of the Fund as a group owned (according to information supplied by them) of record or beneficially a total of $367,175 shares or 20.40% of the Fund.

                         PRINCIPAL HOLDERS OF SECURITIES

The following is the only person(s) known to the Fund who, on February 8, 1999, owned of record or beneficially more than five percent of the outstanding
Shares:

                                                                                         Beneficial
              Name                                     Shares          Record Ownership  Ownership
              Robert P. Morse                          364,436                           20.25%
              230 Park Avenue
              New York, NY  10169

              NAIDOT & Co.                             135,703         7.54%
              c/o Bessenger Trust Company
              100 Woodbridge Center Drive
              Woodbridge, NJ  07095


                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by Wall Street Management Corporation ("Adviser" or "WSMC"). Officers of the Fund are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business as well as the negotiation of commissions and/or the price of the securities. Portfolio turnover will be no more than is necessary to meet the Fund's investment objectives. Under normal circumstances, it is anticipated that the Fund's portfolio turnover will exceed 100%.

Portfolio changes will be made promptly in the event that the Fund's investment adviser shall consider such action appropriate, without regard to the length of time any security involved was held or the impact of such changes on turnover consistent with the Fund's objectives.

During the years 1998 and 1997, the rates of turnover of the Fund's portfolio were 166.12% and 121.12%, respectively. The portfolio turnover ratio for 1998 reflected the volitality of securities markets during the year. The portfolio turnover rate is calculated by dividing the lesser of the annual sales or purchases of portfolio securities by the monthly average value of the portfolio securities held by the Fund during the year (excluding all securities whose maturities or expiration dates at the time of acquisition were one year or less). A high portfolio turnover may result in higher brokerage costs and additional capital gains taxes.

When considering prospective investments, the Fund anticipates retaining securities purchased over a period of time. However, surveillance of the portfolio relative to alternative investments may lead to disposition of a security in a short period of time.

In instances where securities are purchased on a commission basis, the Fund will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. The Fund, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price (which shall include the cost of the transaction) consistent with the circumstances which exist at the time. The Fund does not intend to solicit competitive bids on each transaction.

The Fund believes it is in its best interest and that of its shareholders to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. Substantially all of the portfolio transactions are through brokerage firms which are members of the New York Stock Exchange which is typically the most active market in the size of the Fund's transactions and for the types of securities predominant in the Fund's portfolio. When buying securities in the over-the-counter market, the Fund will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Fund normally will not pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who do not provide it such benefits or services. However, the Fund reserves the right to do so within the principles set out in
Section 28(e) of the Securities Exchange Act of 1934, as amended, when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Brokerage allocation is reviewed regularly by both the Board of Directors of the Fund and the Adviser.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through various brokers or dealers. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agents in the purchase of the Fund's shares for their clients.

Research services furnished by broker-dealers may be useful to the Adviser in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research services obtained by the Adviser from the placement of portfolio brokerage of other clients.

When it appears to be in the best interests of its shareholders, the Fund may join with other clients of the Adviser in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

During the years 1998, 1997 and 1996, the Fund paid brokerage commissions of $70,209, $51,851, and $72,469, respectively, to brokerage firms in connection with its purchases and sales of portfolio securities.

During the year 1998, the Fund paid commissions for securities transactions to brokers that provided investment information and research services to the Adviser of $14,680 with respect to securities transactions valued at $9,476,202. Research services furnished by brokers through whom securities transactions are effected may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

During the years 1998, 1997, and 1996 none of the brokers employed by the Fund
(i) was an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the Fund; (ii) was an affiliated person of such an affiliated person; or
(iii) had an affiliated person who was also an affiliated person of the Fund or the Adviser.

The Adviser may act as one of the Fund's brokers in the purchase and sale of portfolio securities. The Adviser may be used as a broker where, in the judgment of Fund management, such firm would be able to obtain a price and execution at least as favorable as other qualified brokers. In 1998, the Adviser did not act as an executing broker for any portfolio transactions of the Fund.



                                   TAX STATUS

The following information supplements the information set forth in the Prospectus under the heading "TAXATION".

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the IRS will require that you report a gain or loss on your redemption. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

If you are a corporate shareholder, you should note that some percentage of the dividends paid by the Fund might qualify for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.



                                   UNDERWRITER

WSMC, the Fund's principal underwriter or distributor, offers Shares of the Fund on a continuous basis, has entered into dealer agreements with various broker/dealer firms located in jurisdictions where the Fund has registered its Shares for public sale. The dealer agreements require dealers to act as agent for WSMC for consideration, which is set forth in the Prospectus under the subheading, "Purchase of Shares" in the column captioned "Allowance to Selected Dealers as Percentage of the Offering Price." The dealer agreements also require that the dealers be registered as brokers and dealers pursuant to Section 15 of the Securities Exchange Act of 1934 and that they be members in good standing of the National Association of Securities Dealers, Inc.

Set forth below is a Table listing all commissions and other aggregate compensation received by WSMC from the Fund for the calendar year ended December 31, 1998.

                                     Net Underwriting     Compensation on
                                       Discounts and      Redemptions and         Brokerage
  Name of Principal Underwriter         Commissions         Repurchases          Commissions      Other Compensation
----------------------------------- -------------------- ------------------- -------------------- --------------------
Wall Street Management Corp.              $5,358                None                None             $126,063 (1)


------------------------------
(1) Other compensation is comprised of advisory fees earned by WSMC during the calendar year ended December 31, 1998.



                        PURCHASE AND REDEMPTION SERVICES

The Fund reserves the right in certain circumstances to:

     o Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of the Fund's special investment programs.
     o Begin charging a fee for certain redemption services and to change the service upon 60 days written notice to you.
     o Begin charging a fee for the automatic withdrawal plan upon 30 days written notice to you.
     o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.



                                 SHARE PURCHASES

The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not complete and in good order. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is received by the Fund.

Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account which provides necessary tax information.

Upon purchase, the proper number of full and fractional shares are credited to your account and confirmed by the Fund's transfer agent, American Data Services, Inc. ("ADS"). In the event you fail to make payment for shares purchased, the Adviser will complete the transaction as to avoid a reduction in the Fund's net asset value. Normally, the shares which you purchase are held by the Fund in open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account. There is no charge for the first certificate issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received by The Bank of New York.

All such net asset value purchases are made upon the written assurance that the purchase is made for investment purposes and will not be resold except through redemption by the Fund. The term "purchase" as used above refers to (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21, purchasing Shares for his, her or their own account; (ii) single purchases by a trustee or other fiduciary purchasing Shares for a single trust estate or single fiduciary account (including pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; (iii) purchases by tax-exempt organizations enumerated in Sections 501(c)(3) or (13) of the Code;
(iv) purchases by any "company", as that term is defined in Section 2(a)(8) of the 1940 Act, but not including purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchases of Shares or shares of other registered investment companies at a discount; and (v) purchases by employee benefit plans not qualified under
Section 401 of the Code, including plans or arrangements which provide a means for employees, or an employer ("employer" being defined as a single employer or two or more employers, each of which is an affiliated person of the other under
Section 2(a)(3)(C) of the 1940 Act), on behalf of employees, to purchase shares of a registered open-end investment company or companies by means of a payroll deduction plan or otherwise.

The term "purchase" does not include purchases by (A) any group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company jointly or through a trustee, agent, custodian, or other representative; (B) a trustee, agent, custodian, or other representative of such a group of individuals; or (C) any group of individuals whose sole organizational nexus is that the participants therein are credit-card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of any investment adviser. Purchases by a company or a non-qualified employee benefit plan, as described in clauses (iv) and (v) above, will qualify for the quantity discounts described in the Prospectus and below only if the Fund and WSMC are able to realize economies of scale in the sales effort and sale-related expense by means of the companies, employers, or plans making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employers or plans bearing the expense of any payroll deduction plan.

Cumulative Quantity Discounts. Any investor who first acquired Shares on or after June 1, 1976 may accumulate "purchases" (as defined above) of Shares to take advantage of the reduced sales charges listed above. Such cumulative quantity discounts are based upon the aggregate public offering price of Shares previously purchased or acquired and then owned by such person plus the aggregate public offering price of the Shares being purchased. Thus, for example, if any investor purchased Shares in any year or years since June 1, 1976 at an aggregate public offering price of $25,000, a purchase of $75,000 worth of additional Shares in 1997 or any subsequent year will be subject to the 3.00% sales charge applicable to transactions of more than $100,000 but less than $175,000. WSMC must be notified when a sale takes place which would qualify for the reduced charges on the basis of previous purchases and reduction will be granted when the aggregate holdings are confirmed through a check of the records of the Fund.

Letters of Intent. The method of achieving reduced sales charges described in the preceding paragraph also applies to all "purchases" of Shares based upon the aggregate public offering price of Shares purchased within a 13-month period pursuant to a written statement of intention (a "Letter of Intent"), which form may be obtained from WSMC at 230 Park Avenue, New York, NY 10169. Upon completion of a Letter of Intent, it must be returned to the Fund c/o American Data Services, Inc.,150 Motor Parkway, Suite 109, Hauppauge, New York 11788.

The form Letter of Intent provides that out of the initial purchase, or subsequent purchases if necessary, 5% of the dollar amount specified for purchase over the 13-month period shall be held in escrow by The Bank of New York in the form of unissued Shares in an account in the investor's name. All dividends and any capital gains distributions on the escrowed shares will be paid directly to the investor's account. When the total minimum investment specified under the Letter of Intent is completed by the investor within the 13-month period, the escrowed Shares will be released from escrow. If the intended investment is not completed, the investor will be asked to pay the Fund an amount equal to the difference between the sales charge he has paid pursuant to the Letter of Intent and sales charge applicable to the Shares he has actually purchased, in accordance with the table set forth above. If the investor does not pay the difference in sales charge within 20 days after written request therefore by the Fund or his investment dealer, the Fund will cause to be redeemed an appropriate number of the escrowed Shares in order to realize the difference.

Retirement Plans. Shares may be purchased by virtually all types of tax deferred retirement plans. Please contact the Fund at 1-800-443-4693 to obtain plan forms and/or custody agreements for the following:

o        Individual Retirement Accounts
o        Roth IRA Accounts
o        Educational IRA Accounts
o        Simplified Employee Pension Plans

Star Bank, N.A. serves as fiduciary and custodian of the above-mentioned retirement plans. Dividends and distributions will be automatically reinvested without a sales charge. For further details, including rights of revocation, fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund. Investors should consult with their tax advisor before establishing any of the tax-deferred retirement plans listed above.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders.

The Fund may accept investments in kind of stocks based on judgments as to whether, in each case, acceptance of stock will allow the Fund to acquire the stock at no more than the net cost of acquiring it through normal channels, and whether the stock has restrictions on its sale by the Fund under the Securities Act of 1933. Fund shares purchased in exchange for stocks are issued at net asset value.

The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment. In the event that the Fund sustains a loss as the result of failure by a purchaser to make payment, the Fund's Distributor will cover the loss.



                              REDEMPTION OF SHARES

We will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not complete and in good order. We must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

To participate in the Automatic Withdrawal Plan your dividends and capital gains distributions must be reinvested in additional shares of the Fund.

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund's Board of Directors under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

All redemption and repurchase payments will be made by check, except that if the Board determines that it is in the best interest of the remaining Stockholders, redemptions and repurchases may be made in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed in determining net asset value, and selecting the securities in such manner as the Board may deem fair and equitable. Redemptions made in kind are taxable transactions. In such event, the Fund may comply with Rule 18f-1 promulgated by the SEC under
Section 18(f) of the 1940 Act, pursuant to which the Fund, upon filing a notification of election with the SEC, would redeem and repurchase Shares solely in cash during any 90-day period for any one Stockholder up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such 90-day period. In the event of redemptions or repurchases in kind, a stockholder may incur brokerage commissions in realizing cash thereon.

Because the net asset value of a Share fluctuates as a result of changes in the value of securities owned by the Fund, the amount received upon redemption may be more or less than the amount paid for such Shares.

Procedure for Direct Redemption. A Stockholder wishing to redeem Shares may do so by tendering certificates evidencing ownership of such Shares (endorsing the stock power on the reverse side) to the Fund's Transfer Agent, American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, as agent for the Fund. If Share certificates are not held, a letter to the Fund's Transfer Agent requesting redemption is all that is required. In either case, however, the Stockholder's signature must be guaranteed by an "eligible guarantor institution". An eligible guarantor institution is defined as an institution that is a member of a Medallion Program, located in or having a correspondent in New York City. Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payment for Shares redeemed will be made by the Fund to the Stockholder within the time period described above.

Procedure For Repurchase From Securities Dealers. A Stockholder may request his or her securities dealer to place an order with the Fund to repurchase such Stockholder's Shares; such orders may be placed with the Fund by telephone, telegraph or letter. These repurchase arrangements are for the convenience of Stockholders and, as mentioned above, the Fund does not presently impose a charge on such orders. However, a securities dealer may impose a charge on the Stockholder for transmitting the repurchase order to the Fund. For a Stockholder requesting repurchase through his or her securities dealer, payment will be made by the Fund to such securities dealer within the time period described above after proper tender of the certificates for the Shares, if any, and stock power with signatures guaranteed, to the Fund's Transfer Agent in the manner described under "Procedure for Direct Redemption" above.

Automatic Withdrawal Plan. Investors owning or purchasing a total of $15,000 or more of Shares, valued at the current public offering price, may establish an Automatic Withdrawal Plan account. Under an Automatic Withdrawal Plan account, an investor requests a check either monthly, as of the twenty-fifth or nearest business day, or quarterly for a fixed amount, specified by the investor

(minimum amount of $200). The minimum amount of $200 per withdrawal is, of course, not a recommended amount and may not be suitable in all instances.

The payments specified by an investor will be made out of the proceeds of redemption of Shares credited to his account. Accordingly, since the withdrawal payments represent the proceeds for Share redemptions, an investor's invested capital will be reduced to the extent that withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested on his Shares. Continued withdrawals in excess of current income risk the exhaustion of invested capital.

All dividends and distributions of Shares are reinvested in additional Shares at net asset value per Share, that is, without sales charge.



                              PERFORMANCE MEASURES

The Fund may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Performance Comparisons. In advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The Fund may compare its performance to the Russell 2000 Index, an index of the 2,000 smallest companies in the Russell 3000 Index, a measure of small company performance; Standard & Poor's 500 Stock Index (S&P
500), an index of unmanaged groups of common stocks; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE; or the Consumer Price Index. Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, Money, Forbes, Fortune and Barron's may also be used in comparing performance of the Fund. Performance comparisons should not be considered as representative of the future performance of any Fund.

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today, Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, United Mutual Fund Selector, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA, Wiesenberger Investment Companies Service and Donoghue's Mutual Fund Almanac.



                           CALCULATION OF TOTAL RETURN

Following are quotations of the Fund's average annual total return for the indicated periods using the standardized method of calculation required by the Securities and Exchange Commission ("SEC"):

         for the one-year period ended December 31, 1998:     26.14%
         for the five-year period ended December 31, 1998:    12.26%
         for the ten-year period ended December 31, 1998:     12.55%

Average annual total return is calculated according to the following SEC formula:

         P(1+T)n =ERV

where P= a hypothetical initial payment of $1,000; T= average annual total return; n= number of years; and ERV= ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the 1,5, and 10-year periods at the end of the 1,5 and 10-year periods. The maximum sales load was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.



                                    HOLIDAYS

The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time) except: days on which the New York Stock Exchange, Inc. is closed for trading; days on which changes in the value of portfolio securities will not materially affect the net asset value; and days during which no purchase or redemption order is received by the Fund.

The Fund does not compute its net asset value on the following customary holidays:

        New Year's Day                     January 1
        Martin Luther King, Jr. Day        Third Monday in January
        Presidents' Holiday                Third Monday in February
        Good Friday                        Friday before Easter

        Memorial Day                       Last Monday in May
        Independence Day                   July 4
        Labor Day                          First Monday in September
        Thanksgiving Day                   Fourth Thursday in November
        Christmas Day                      December 25



                     Investment AdvisorY and other services

Information About Adviser. WSMC, the Fund's investment adviser and principal underwriter, with principal offices at 230 Park Avenue, New York, NY 10169 is a Massachusetts corporation organized on September 15, 1954. It has served as the Fund's investment adviser since its organization.

WSMC has 6,520 shares of capital stock outstanding. 100% of which are owned by Morse, Williams & Co., Inc. ("MWC"). Morse Williams Holding Co., Inc. ("Holding"), a Delaware corporation, owns all of the issued and outstanding shares of capital stock of MWC. Robert P. Morse is the sole director of Holding and owns 100% of the outstanding Common Stock of Holding and 100% of the Preferred A Voting Stock of Holding. Such ownership of the Preferred A Voting Stock gives Mr. Morse sole management control of Holding. The principal business address of Holding and Robert P. Morse is 230 Park Avenue, New York, NY 10169. Mr. Morse is the President and sole Director of WSMC and Holding and also is President and a Director of MWC and the Fund. Mr. Morse has been responsible for the day-to-day management of the Fund's portfolio since 1984.

The Advisory Agreement. WSMC furnishes investment advisory research, statistical and managerial services and provides the Fund with a continuous investment program pursuant to an Investment Advisory Contract with the Fund dated April 26, 1990 and continued by the Board on February 23, 1999 (the "Advisory Agreement").

Under the Advisory Agreement the Fund pays its own expenses including interest charges; taxes; costs of purchasing and selling securities for its portfolio; rent; expenses of redemption of shares; auditing and legal expenses; expenses attributable to setting the type for and printing only such copies of prospectuses as are filed with any federal or state agency, regulatory authority or governmental department; directors' fees and expenses necessarily incurred by directors in attendance at directors' meetings; expenses of administrative personnel and administrative services; custodian fees; fees of the transfer agent, the registrar and the dividend disbursing agent; cost of stock certificates and corporate reports; all other printing expenses not specifically allocated to WSMC under the Agreement; costs in connection with Board meetings and meetings of Stockholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature.

The Advisory Agreement provides that it shall continue in effect for a period of two years from its effective date and that it may be continued from year to year thereafter only if specifically approved at least annually by a vote of a majority of the Board, or by the vote of a majority of the Fund's outstanding voting securities. In either case, each continuance must be approved by a majority vote of the directors who are not parties to such contract or "interested persons" of any such party to such contract (other than as directors of the Fund) cast in person at a meeting called for that purpose. The Advisory Agreement will be effective through April 26, 2001.

The Advisory Agreement may be amended or modified only by the vote of a majority of the Fund's outstanding voting securities and a majority of the Board, including a majority of such directors who are not parties of the Agreement or "interested persons" of any such party (other than as directors of the Fund).

The Advisory Agreement may be terminated, without penalty, on 60 days' written notice to WSMC, by the Board or by the vote of a majority of the Fund's outstanding voting securities. It automatically terminates upon its "assignment" within the meaning of Section 2(a)(4) of the 1940 Act.

Description of the Advisory Fee. The Advisory Agreement provides for an advisory fee based upon a fixed percentage of the Fund's net asset value. Such advisory fee is calculated and paid monthly by applying the following monthly rates to the average daily net asset value of the Fund during the preceding month:

                                          Equivalent                     Average Daily
             Monthly Rate                Annual Rate                    Net Asset Value
              1/16 of 1%                   3/4 of 1%                On the first $125 million
              5/96 of 1%                   5/8 of 1%                On the next $75 million
              1/24 of 1%                   1/2 of 1%                On amounts over $200 million


The aggregate management fees paid to the Adviser during the three most recent fiscal years ended December 31, 1998, 1997 and 1996 were $126,063, $118,476 and $116,345, respectively. The advisory fees paid for 1998 as a percentage of the Fund's average net assets was 0.75%.

Expense Limitation. The Advisory Agreement provides an overall limitation of the total expenses of the Fund as follows: if the normal operating expenses of the Fund for any year, including the advisory fee computed above (but excluding taxes, interest, brokerage fees, and extraordinary legal , auditing or other expenses incurred in connection with or as a result of any matter not in the ordinary course of business of the Fund), exceed 2% of the first $10,000,000, 1.5% of the next $20,000,000 and 1% of the balance, of the average daily net asset value, then the excess of the expenses will be refunded by WSMC to the Fund. WSMC will waive collection of any or all of its advisory fee to reflect any required expense reimbursement.

The expenses of the Fund for 1998 as a percentage of net assets was 1.89%.

The Underwriting Agreement. WSMC also acts as the principal underwriter for the Fund pursuant to an Underwriting Agreement with the Fund most recently approved by the Board on February 26, 1998 (the "Underwriting Agreement"), which Agreement provides that WSMC shall use its best efforts to find purchasers for authorized but unissued Shares, with WSMC paying all expenses in connection therewith.

The Underwriting Agreement provides that it shall continue in effect for a period of more than two years from the date thereof only so long as such continuance is specifically approved at least annually by the Board including the vote of a majority of the directors who are not parties to such contract or "interested persons" of any such party to the contract (other than as directors of the Fund) cast in person at a meeting called for that purpose.

Either the Fund or WSMC may terminate the Underwriting Agreement on any date by giving the other party at least six months' prior written notice of such termination and the Fund may terminate the Underwriting Agreement at any time upon any failure by WSMC to fulfill its obligations as underwriter under such agreement. The Underwriting Agreement also provides that it shall automatically terminate in the event of its assignment within the meaning of Section 2(a)(4) of the 1940 Act.

During the years 1998, 1997, and 1996, the total amount of underwriting commissions paid or accrued to WSMC under the Underwriting Agreement were $5,358, $4,849, and $4,957, respectively, after deducting dealer allowances withheld of $98, $49,806, and $0, respectively. WSMC received net remuneration (i.e. net advisory fees paid under the Advisory Agreement plus net underwriting commissions) from the Fund in 1998, 1997, and 1996, of $131,421, $123,325, and
$118,755, respectively.

Administrator. Pursuant to an Administrative Services Agreement with the Fund, American Data Services, Inc. ("ADS") provides the Fund with the necessary office space, communication facilities and personnel to perform certain services to the Fund, including; monitoring services provided to the Fund by other service providers; furnishing financial data and management reports; preparing all shareholder financial statements; preparing the Fund's federal state and local tax returns; preparing periodic reports to the SEC on Form N-SAR and amendments to the Fund's registration statement; monitoring all regulatory restrictions for compliance; and answering inquiries from Fund shareholders and broker-dealers. A principal of ADS is the Secretary and Treasurer of the Fund.

For services rendered pursuant to the Administrative Services Agreement, the Fund pays ADS, Inc. a monthly fee equal to the greater of (i) $2,083 or (ii) 1/12th of 0.1% of the first $75 million of average monthly net assets, plus 1/12th of 0.05% of the next $50 million of average monthly net assets, plus 1/12th of 0.04% of average monthly net assets in excess of $125 million.

Custodian, Transfer and Dividend Disbursing Agent. The Bank of New York, 110 Washington Street, New York, NY 10286 is custodian for the Fund and it holds in safekeeping all of the portfolio securities and cash of the Fund pursuant to the terms of a Custodian Agreement. The Custodian performs no managerial or policy-making functions with or for the Fund. The services of the custodian do not provide protection to Stockholders against possible depreciation of assets. ADS serves as the Fund's Transfer Agent and Dividend Disbursing Agent.

Independent Accountants. McGladrey & Pullen LLP, 555 Fifth Avenue, New York, NY 10017, is the Fund's independent accountant. The Fund's financial statements are audited annually by McGladrey & Pullen LLP and approved by the Board of Directors each year, and in years in which a shareholder meeting is held the Directors may submit their selection of independent accountants to shareholders for notification.



                              GENERAL INFORMATION

Description of Shares. The Fund was organized as a Maryland corporation on December 26, 1945 and has an authorized capital of 5,000,000 Shares. Each Share has equal voting, dividend, redemption and liquidation rights. There is no limitation on transferability, and no Share is subject to further call by the Fund. The Shares have non-cumulative voting rights, which means that the holders of more than 50 percent of the Shares voting for the election of directors can elect 100 percent of the directors if they choose to do so, and, in such event, the holders of the remaining Shares voting for the election of directors will not be able to elect any person or persons to the Board. In addition, directors of the Fund elected by the shareholders serve until a successor is elected and assumes office. The Fund, consistent with applicable Maryland law, does not hold an annual meeting of shareholders in any year in which such a meeting is not required under state law or the 1940 Act. The fiscal year of the Fund ends on December 31 of each year.



                              FINANCIAL STATEMENTS

The financial statements and financial highlights of the Fund for the fiscal year ended Decemer 31, 1998 which appear in the Fund's Annual Report to Shareholders and the report thereon by McGladrey & Pullen LLP, the fund's independent auditors, also appearing therein, are incorporated by reference into this Statement of Additional Information. The Annual Report may be obtained, without charge, by writing or calling the Fund at the address or number listed on the cover page of this Statement of Additional Information.

PART C.  OTHER INFORMATION

         Item 23: Exhibits:

          (a)(1) The Articles of Incorporation of Registrant dated December 21, 1945*

          (a)(2) Articles of Amendment to Registrant's Articles of Incorporation as filed with the State Department of Assessments and Taxation of Maryland, dated March 19, 1946.*

          (a)(3) Articles of Amendment to Registrant's Articles of Incorporation as filed with the State Department of Assessments and Taxation of Mayland, dated September 29, 1969.*

          (b) By-Laws of Registrant and all amendments thereto date, as amended February 22, 1996 filed as exhibit 2 to Post Effective Amendment No. 51 to Registrant's Registration Statement, electronically filed with the Commission by EDGAR on April 30, 1997.

          (c)       Not Applicable.

          (d) Investment Advisory Contract voted upon and ratified by the shareholders April 26, 1990 between Registrant and Wall Street Management Corporation, previously filed as Exhibit 5 to Post-Effective Amendment 47 to Registrant's Registration Statement filed March 3, 1992.*

          (e) Underwriting Agreement and Form of Dealer Agreement, effective April 23, 1987, previously filed as Exhibit 6 to a Post-Effective Amendment filed on approximately May 1, 1987.*

          (f)       Not Applicable.

          (g)(1) Custodian Agreement dated April 22, 1966, between Registrant and The Bank of New York, previously filed as Exhibit (8)(a) to Post-Effective Amendment No. 32 to Registrant's Registration Statement, filed with the Commission on May 1, 1980.*

          (g)(2) Fee schedule dated March 4, 1997 from the Bank of New York setting forth fees for global custody.*

          (h)(1) Administration Agreement with American Data Services, Inc. dated June 21, 1993, filed as Exhibit (9)(1) to Post-Effective Amendment No. 52 to Registrant's Registration Statement, electronically filed with the Commission by EDGAR on April 30, 1998.

          (h)(2) Fund Accounting Service Agreement with American Data Services, Inc. dated June 21, 1993, filed as Exhibit (9)(b) to Post-Effective Amendment No. 52 to Registrant's Registration Statement, electronically filed with the Commission by EDGAR on April 30, 1998.

          (h)(3) Shareholder Servicing Agent Agreement with American Data Services, Inc. dated June 21, 1993, filed as Exhibit (9)(c) to Post-Effective Amendment No. 52 to Registrant's Registration Statement, filed with the Commission on April 30, 1998.

          (i) Opinion and Consent of Counsel filed as Exhibit (10) to Post-Effective Amendment No. 52 to Registrant's Registration Statement, filed with the Commission on April 30, 1998.

          (j) Consent of Independent Certified Public Accountants dated April 28, 1999.*

          (k)       Not Applicable.

          (l)       Not Applicable.

          (m)       Not Applicable.

          (n)       Financial Data Schedule.*

          (o)       Not Applicable.

--------------------------

*  Filed herewith.

         Item 24: Persons Controlled by or Under Common Control with Registrant

                  Not Applicable.

         Item 25: Indemnification

                  Item 4 of Part II of Post-Effective Amendment No. 37 to Registrant's Registration Statement, filed with the Commission on May 28, 1981, is hereby incorporated by reference.

         Item 26: Business and other Connections of Investment Adviser.

                  The principal business of Wall Street Management Corporation is the management of the Wall Street Fund, Inc. See captions "Management of the Fund" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information.

         Item 27: Principal Underwriters

                  (a)      Wall Street Management Corporation.

                  (b) The table below sets forth certain information as to the Underwriter's Directors, Officers, Partners and Control
                           Persons:

                           Name & Principal                Positions & Offices       Positions & Offices
                           Business Address                 with Underwriter           with Registrant
                           Robert P. Morse               President; Director      President; Director
                           230 Park Avenue
                           New York, NY  10169

                           Michael R. Linbum                                      Vice President
                           230 Park Avenue
                           New York, NY  10169

                           Jian H. Wang                                           Vice President
                           230 Park Avenue
                           New York, NY  10169

                           Michael Miola                                          Secretary/Treasurer
                           150 Motor Parkway
                           Hauppauge, NY  11788

                  (c)      Not applicable.

         Item 28: Location of Accounts and Records

                  With the exception of the items required by Rule 31a-1(b)(2)(i)(a)-(c), which are maintained by The Bank of New York, 90 Washington Street, New York, New York 10015, all other current records presently required to be maintained by the Registrant are located in its offices at 230 Park Avenue, New York, New York 10169 and at American Data Services, Inc., 150 Motor Parkway, Hauppauge, New York 11788. Non-current records are located at 96 Cove Road, Oyster Bay, New York 11771.

         Item 29: Management services.

                  Not applicable.

         Item 30: Undertakings.

                  The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1993 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 27th day of April, 1999.

                                   THE WALL STREET FUND, INC.
                                   Registrant

                                   BY: /s/ Robert P. Morse
                                      Robert P. Morse
                                      President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



 /s/ Robert P. Morse
Robert P. Morse, President & Director              Dated:  April 27, 1999




/s/ Michael Miola
Michael Miola, Secretary/Treasurer                 Dated:  April 27, 1999




/s/ Clifton H.W. Maloney
Clifton H.W. Maloney, Director                     Dated: April 27, 1999




/s/ Sharon A. Queeney
Sharon A. Queeney, Director                        Dated: April 27, 1999




/s/ Harlan K. Ullman
Harlan K. Ullman, Director                         Dated:  April 27, 1999



/s/ Edward F. McCann
Edward F. McCann, Director                         Dated:  April 27, 1999

                                  EXHIBIT INDEX

      EXHIBIT NO.            EXHIBIT                                PAGE NO.


         1.1                 Original Articles of Incorporation

         1.2                 Articles of Amendment dated March 19, 1946

         1.3                 Articles of Amendment dated September 29, 1969

         4                   Investment Advisory Agreement

         5                   Underwriting Agreement

         7.1                 Custodian Agreement

         7.2                 Bank of New York Fee Schedule

         10                  Consent of Independent Certified Public Accountants

         14                  Financial Data Schedule